Utz Brands, Inc. F I R S T Q U A R T E R 2 0 2 3 E A R N I N G S P R E S E N T A T I O N M A Y 1 1 , 2 0 2 3

UTZ BRANDS, INC. Q1 2023 Earnings Presentation 2 Disclaimer Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Utz Brands, Inc. (“the Company”), the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, the effects of inflation or supply chain disruptions, statements regarding the Company’s project balance sheet and liabilities, including net leverage, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 1, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview H O W A R D F R I E D M A N C H I E F E X E C U T I V E O F F I C E R UTZ BRANDS, INC. Q1 2023 Earnings Presentation

First Quarter Key Takeaways “Our business momentum continued as we executed against the long-term strategies that have made this great company successful” —Howard Friedman, Utz Chief Executive Officer Power Brands retail sales growth of 9.8%(1) while continuing our geographic expansion Net sales volume performance as expected as we lapped a very strong prior year, and rationalized our portfolio focused on reducing private label and partner brands Increased consumer investment to drive demand Fourth consecutive quarter of year-over-year Adjusted Gross Margin expansion driven by pricing execution and productivity savings Executed against our manufacturing network optimization strategies UTZ BRANDS, INC. Q1 2023 Earnings Presentation 4 (1) Retail sale are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 4/2/2023; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.

Summary of First Quarter 2023 Results

Organic Net Sales growth of 4.0%

- Lapping 20.7% comparable growth in 1Q'22
- Excludes the negative impact of Independent Operator ("IO") route conversions and positive impact of acquisitions

Gross margin improvement represents benefits from pricing actions and productivity offsetting significant inflation

- Estimate IO conversions adversely impacted Adjusted Gross Margin by approximately 90 bps



Net Sales
($ in M)
+3%
340.8
351.4
1Q'22
1Q'23
Adj. Gross Profit (% margin)
($ in M)
+5%
115.7
121.0
33.9%
34.4%
1Q'22
1Q'23
Adj. EBITDA (% margin)
($ in M)
+11%
36.5
40.4
10.7%
11.5%
1Q'22
1Q'23

Note: Organic Net Sales, Adjusted Gross Profit, and Adjusted EBITDA, are Non-GAAP financial measures.
See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

UTZ BRANDS, INC.
Q1 2023 Earnings Presentation
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First Quarter Retail Sales Overview

UTZ POWER BRANDS RETAIL SALES GROWTH

9.8%

IN 1Q'23

THREE LARGEST POWER BRANDS

Double-digit growth

IN 1Q'23

~75%

OF TOTAL 1Q'23 RETAIL SALES

% of Total Retail Sales
(13-Weeks Ended 4/2/23)


All other brands
26%
49%
utz
+11%
YoY Growth
+57%
YoY Growth
6%
19%
+4%
YoY Growth

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 4/2/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis.

Retail Sales Year-over-Year Growth
(13-Weeks Ended 4/2/23)


14.8%
9.4%
9.8%
6.9%
Total Salty Category
Total Utz Brands
Utz Power Brands
Utz Foundation Brands

UTZ BRANDS, INC.

Q1 2023 Earnings Presentation

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UTZ BRANDS, INC. Q1 2023 Earnings Presentation 7 Our 2-Year Performance is in-line with the Salty Snacks Category Total Salty Category Total Utz Brands 30.6% Utz Power Brands 29.8% 31.9% +130bps Retail Sales 2-year Change 1Q’23 vs. 1Q’21 Total Salty Category Total Utz Brands Utz Power Brands 13.6% 18.6% 20.1% +650bps Retail Sales Year-over-Year Change in the Prior Year 1Q’22 vs. 1Q’21 Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, % YoY and 2-year growth compared to the comparable periods in the prior years on a pro forma basis. Utz Power Brands Gained Share vs. 2-Years ago

▪ Strong double-digit growth across Potato Chips and Pretzels which were ~55% of retail sales ▪ Tortilla Chip and Cheese Snacks share performance impacted by lapping strong performance in the Mass Channel in the prior year ▪ 2-year Utz tortilla chip growth of 37.6% vs. Sub-category growth of 32.0% 1Q’23 Retail Sales by Sub-Category Total Sub-Category Sub-Category Retail Sales Year-over-Year Growth (13-Weeks Ended 4/2/23) Source: Retail sale are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 4/2/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis. UTZ BRANDS, INC. Q1 2023 Earnings Presentation 8 16.5% 16.4% 1.9% 14.4% 17.0% 19.1% 11.5% 5.4% -10.8% 5.7% 13.9% 11.9% 24.6% Potato Chips Tortilla Chips Pretzels Cheese Snacks Salsa Queso Pork Rinds -2.2%

1Q'23 Retail Sales by Geography

- **Core share performance** impacted by lapping strong Utz® brand share gains and declines in Golden Flake® Pork, Good Health®, and TORTIYAHS®
- **Expansion share performance** impacted by On The Border® lapping strong activity in the Mass channel
- **2-year Power Brands' growth** in Expansion outpacing the Salty Category

1Q'23 Geographic Channel Retail Sales Growth

(13-Weeks Ended 4/2/23)



CORE
14.8%
7.9%
7.6%
31.1%
27.4%
29.2%
% Change vs. Year Ago
% Change vs. 2-Years Ago
EXPANSION
14.7%
12.2%
13.5%
30.2%
34.4%
36.6%
% Change vs. Year Ago
% Change vs. 2-Years Ago
Total Salty Snacks
utz BRANDS
utz BRANDS Power Brands

Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, % YoY and 2-year growth compared to the comparable periods in the prior years on a pro forma basis.

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2023 Innovation Focus on Flavor & Occasions New Seasonal Offerings and Assortments in Multipacks Capturing Occasions Scaling Zapp’s Seasoned Pretzels and Utz Peanut Butter-filled Pretzels Pretzels + Flavor Hot & Spicy Limited Time Offerings and Line Extensions On-Trend Flavors UTZ BRANDS, INC. Q1 2023 Earnings Presentation 10

UTZ BRANDS, INC. Q1 2023 Earnings Presentation 11 Building on Our Momentum with Focused Execution in 2023 Drive strong organic growth enabled by our resilient and recession-resistant Salty Snack sub-categories✓ Expand the reach of our Power Brands through increased distribution, advertising, and enhanced innovation Increase supply chain and selling infrastructure investments to support growth and margin expansion Enhance our margins through our productivity and revenue management programs Generate stronger cash flow and reduce leverage to unlock further growth opportunities ✓ ✓ ✓ ✓

UTZ BRANDS, INC. Q1 2023 Earnings Presentation Financial Performance A J A Y K A T A R I A C H I E F F I N A N C I A L O F F I C E R

UTZ BRANDS, INC. Q1 2023 Earnings Presentation 13 First Quarter Financial Results Summary Note: Organic Net Sales, Adjusted SD&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. 1Q’23 1Q’22 YoY Change In $ millions, except per share amounts 13-weeks ended April 2, 2023 13-weeks Ended April 3, 2022 Net Sales 351.4 340.8 +3.1% Organic Net Sales 354.4 340.8 +4.0% Adj. Gross Profit 121.0 115.7 +4.6% % of net sales 34.4% 33.9% +48 bps Adj. SD&A Expense 80.6 79.2 1.5% % of net sales 22.9% 23.2% +31 bps Adj. EBITDA 40.4 36.5 +10.7% % of net sales 11.5% 10.7% +79 bps Adj. Net Income 15.0 15.4 (2.6%) Adj. EPS $0.11 $0.11 “Our margins continued to recover from inflation as we execute our margin- enhancing programs, and we delivered our fourth consecutive quarter of year- over-year Adjusted Gross Margin expansion” —Ajay Kataria, Utz CFO

UTZ BRANDS, INC. Q1 2023 Earnings Presentation 14 ▪ Total net sales growth of 3.1% and Organic Net Sales growth of +4.0% ▪ Net price realization as a result of inflation- justified actions in fiscal 2022 ▪ Organic volume growth impacted by SKU rationalization focused on private label and certain partner brands that reduced volumes by approximately 4%, and lapping strong performance in the Mass Channel in the prior year ▪ Impact from conversion of company-owned direct store delivery (“DSD”) routes to IOs of (0.9%) 1Q’23 Net Sales Bridge 1Q’23 Net Sales YoY Growth Decomposition (1) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes. Price Volume/Mix -5.7% 0.0% 1Q’23 Organic Net Sales Growth Acquisitions 3.1% -0.9% IO Conversions 1Q’23 Total Net Sales Growth 9.7% 4.0% (1) Note: Organic Net Sales is a Non-GAAP financial measure. Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

UTZ BRANDS, INC. Q1 2023 Earnings Presentation 15 ▪ Lapping 20.7% Organic Net Sales growth and 11.3% volume growth in 1Q’22 ▪ Continued to aggressively trim lower-quality volume and rationalized private label and partner brand items ▪ SKU rationalization is unlocking manufacturing capacity for our Power Brands and enabling network optimization Perspective on 1Q’23 Organic Net Sales Growth 11.3% 14.1% 16.9% 9.7% 9.4% 13.0% -5.7% 1Q’22 1Q’233Q’22 0.6% 20.7% 2Q’22 13.6% 4Q’22 12.6% 15.9% 4.0% -1.5% -1.0% Price Volume/Mix Trending Organic Net Sales Year-over-Year Growth Note: Fiscal 2022 price and volume/mix amounts have been recast to conform to the current year presentation.

1Q’23 Adjusted EBITDA Margin Decomposition UTZ BRANDS, INC. Q1 2023 Earnings Presentation 16 ▪ Pricing and productivity fully offset higher gross input cost inflation – Benefits from inflation-justified pricing actions and improved mix – Momentum increasing on productivity initiatives ▪ Increase in Selling & Admin expense primarily impacted by: – Increased investments in our people, brands, selling infrastructure, and supply chain capabilities to support long-term growth 1Q’23 Adjusted EBITDA Margin Bridge (1) Excludes Distribution Expense 1Q’22 2.1% 9.7% -11.6% Price Productivity -1.3% Selling & Admin Exp Inflation 1Q’23 10.7% 11.5% Vol/Mix 1.9% (1) Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

Building Momentum Across Margin-Enhancing Initiatives

- **Managing cost inflation** with FY'22 pricing execution with strategic revenue management programs ongoing
- **Improving margin mix** through the continued reduction of private label and partner brands SKU's
- **Delivering productivity** approaching ~4% in FY'23
- **Network optimization** underway with the recently announced actions

Adjusted EBITDA Margin YoY Change
(as % of Net Sales)



+80bps
-120bps
-10bps
3Q'22
4Q'22
1Q'23

Productivity(1)
(Annual Savings as % of COGS)



1%
2%
3%
~4%
2020 Actual
2021 Actual
2022 Actual
2023E

Note: Adjusted EBITDA Margin is a Non-GAAP financial measure.
See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

1) Excluding FY2020 and FY2021 acquisitions.

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UTZ BRANDS, INC. Q1 2023 Earnings Presentation 18 Cash Flow and Balance Sheet Highlights Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes $3.4M of Distributions to Non-controlling Interest. (2) Includes Term Loan, ABL Facility and Capital Leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting. (3) Net Leverage Ratio is a Non-GAAP financial measure and is based on Normalized Adjusted EBITDA of $174.5M. As of January 1, 2023 Cash Flow Highlights 13-Weeks Ended April 2, 2023 Net Cash Used in Operations ($8.4M) Capital Expenditures $13.9M Dividends Paid(1) $8.0M Balance Sheet Highlights As April 2, 2023 Cash and Cash Equivalents $57.9M Gross Debt(2) $949.7M Net Debt $891.8M Net Leverage Ratio(3) 5.1x

Fiscal 2023 Outlook

Fiscal 2023 Growth versus Fiscal 2022 Actual Results

Net Sales	**+3% to 5% Total growth** **+4% to 6% Organic growth** ***(unchanged)***	▪ Organic Net Sales growth led by price and volume/mix consistent with fiscal 2022 ▪ IO route conversion negative impact of ~1% on total net sales growth and expect IO route conversion to be substantially complete in 2H'23 ▪ Growth supported by increased marketing and innovation, and continued distribution gains, partially offset by the Company's SKU rationalization program
Adjusted EBITDA	**+7% to 10% growth** ***(previously +6% to 10%)***	▪ Gross margin expansion to more than offset higher SD&A expenses ▪ Gross input cost inflation of high-single-digits with moderation in 2H'23 ▪ SD&A expense growth driven by higher advertising and marketing expenses, and capability and selling infrastructure investments
Additional Assumptions: *(all unchanged)*		▪ Effective tax rate of between 20% to 22%[(1)] ▪ Net interest expense of approximately $55M ▪ Capital expenditures of between $50M to $55M ▪ Net leverage below 4.5x at year-end fiscal 2023

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

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Save the Date 2023 Investor Day D A T E : D E C E M B E R 1 5 , 2 0 2 3 L O C A T I O N : N E W Y O R K , N Y More Details To Follow

Appendix UTZ BRANDS, INC. Q1 2023 Earnings Presentation

UTZ BRANDS, INC. 22 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q1 2023 Earnings Presentation See footnotes in Utz’s 1Q’23 earnings press release dated May 11, 2023.

UTZ BRANDS, INC. Q1 2023 Earnings Presentation 23 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s 1Q’23 earnings press release dated May 11, 2023.

UTZ BRANDS, INC. 24 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q1 2023 Earnings Presentation See footnotes in Utz’s 1Q’23 earnings press release dated May 11, 2023.

25UTZ BRANDS, INC. Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q1 2023 Earnings Presentation See footnotes in Utz’s 1Q’23 earnings press release dated May 11, 2023.

UTZ BRANDS, INC. 26 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Q1 2023 Earnings Presentation See footnotes in Utz’s 1Q’23 earnings press release dated May 11, 2023.

Utz Geographic Classifications


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
AK
HI
Core
Expansion

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